UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 1, 2008

(Date of earliest event reported) July 28, 2008

RAVEN GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-126680	20-2551275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 N.W. Expressway, Suite 260
Oklahoma City, Oklahoma	73132
(Address of principal executive offices)	(Zip Code)

(405) 728-3800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information To Be Included in the Report

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2008, Bashir Virji resigned as Chief Financial Officer of the Raven Gold Corp. (the “Company”) for personal reasons. Until such time as a new Chief Financial Officer can be appointed, the Company’s President and Chief Executive Officer Mike Wood will be acting as the principal financial officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAVEN GOLD CORP.

By  /s/ Mike Wood

Mike Wood, Chief Executive Officer

August 1, 2008

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